UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 2, 2024

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Louisiana	001-35019	02-0815311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

624 Market Street, Shreveport, Louisiana		71101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(318) 222-1145

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	HFBL	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01        Changes in Registrant’s Certifying Accountant

          On February 2, 2024 (the "Notice Date"), Home Federal Bancorp, Inc. of Louisiana (the “Company”) notified FORVIS, LLP that it had been dismissed as the Company's independent registered public accounting firm, effective as of the Notice Date. The decision to change the Company's independent registered public accounting firm was approved by the Audit Committee of the Company's Board of Directors.

          FORVIS, LLP performed audits of the Company's consolidated financial statements for the years ended June 30, 2023 and 2022. FORVIS, LLP's reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the two years ended June 30, 2023, and from June 30, 2023 through the Notice Date, there were no (i) disagreements between the Company and FORVIS, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused FORVIS, LLP to make reference to the subject matter of such disagreements in connection with its report on the Company's consolidated financial statements, or (ii) "reportable events," as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended.

          The Company furnished FORVIS, LLP with a copy of this report prior to filing with the SEC and requested that FORVIS, LLP furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to FORVIS, LLP's audit services and engagement as the Company's independent registered public accounting firm. FORVIS, LLP has furnished a letter addressed to the SEC dated February 2, 2024, a copy of which is attached hereto as Exhibit 16.1.

          On February 2, 2024, the Company notified Carr, Riggs & Ingram, LLC (“CRI”) that it had been selected to serve as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2024.  CRI’s appointment would become effective upon satisfactory completion of CRI’s client acceptance procedures and execution of an engagement letter.

          During the two years ended June 30, 2023 and from June 30, 2023 through the Notice Date, neither the Company nor anyone on its behalf has consulted Carr, Riggs & Ingram, LLC with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with FORVIS, LLP, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulation S-K.

Item 9.01        Financial Statements and Exhibits

(a)        Not applicable.
(b)        Not applicable.
(c)        Not applicable.
(d)        Exhibits.

The following exhibit is filed herewith.

Exhibit Number	Description
16.1	Letter from FORVIS, LLP to the Securities and Exchange Commission, dated February 2, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date: February 7, 2024	By:	/s/ Glen W. Brown
Glen W. Brown
Senior Vice President and Chief Financial Officer

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